EXHIBIT 10.37
AMENDMENT NO. 1 TO CREDIT AGREEMENT
     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made as of January 26, 2009, by and among AMB PROPERTY, L.P., a Delaware limited partnership (the “Borrower”), AMB PROPERTY CORPORATION, as Guarantor (the “Guarantor”), the BANKS listed on the signature pages hereof, JPMORGAN CHASE BANK, N.A., as Administrative Agent, SUMITOMO MITSUI BANKING CORPORATION, as Syndication Agent, J.P. MORGAN SECURITIES INC. and SUMITOMO MITSUI BANKING CORPORATION, as Joint Lead Arrangers and Joint Bookrunners, and HSBC BANK USA, NATIONAL ASSOCIATION and U.S. BANK NATIONAL ASSOCIATION, as Documentation Agents.
W I T N E S S E T H:
     WHEREAS, the Borrower and the Banks have entered into the Credit Agreement, as of March 27, 2008 (the “Credit Agreement”); and
     WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:
     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
     2. Applicable Margin. The grid in the definition of “Applicable Margin” is hereby deleted and the following substituted therefor:

Range of	Applicable
Borrower's	Margin for	Applicable
Credit Rating	Base Rate	Margin for Euro
(S&P/Moody's	Loans	Dollar Loans
Ratings)	(% per annum)	(% per annum
<BBB-/Baa3 or unrated	1.00	2.750
BBB-/Baa3	0.00	1.425
BBB/Baa2	0.00	1.175
BBB+/Baa1	0.00	1.000
A-/A3 or better	0.00	0.925
     3. Extension Option. Section 2.10(b)(iii) is hereby deleted and the following substituted therefor: “(iii) intentionally omitted”.

     4. Effective Date. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts hereof signed by the Borrower and the Majority Banks (the date of such receipt being deemed the “Effective Date”).
     5. Representations and Warranties. Borrower hereby represents and warrants that as of the Effective Date, all the representations and warranties set forth in the Credit Agreement, as amended hereby (other than representations and warranties which expressly speak as of a different date), are true and complete in all material respects.
     6. Entire Agreement. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.
     7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.
     8. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.
     9. Headings, Etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.
     10. No Further Modifications. Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

BORROWER:	AMB PROPERTY, L.P., a Delaware limited partnership

	By:	AMB PROPERTY CORPORATION, a Maryland corporation and its sole general Partner

		By:	/s/ Gayle P. Starr
Name: Gayle P. Starr
Title: Senior Vice President
FOR PURPOSES OF AGREEING TO BE
BOUND BY THE PROVISIONS OF
THIS AMENDMENT:
AMB PROPERTY CORPORATION

By:	/s/ Gayle P. Starr
	Name:	Gayle P. Starr
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Bank
By:	/s/ Vanessa Chiu
	Name:	Vanessa Chiu
	Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION, as Syndication Agent and as a Bank
By:	/s/ William G. Karl
	Name:	William G. Karl
	Title:	General Manager

HSBC BANK USA, NATIONAL ASSOCIATION, as Documentation Agent and as a Bank
By:	/s/ Jason Alexander Huck
	Name:	Jason Alexander Huck
	Title:	Vice President, Relationship Manager

U.S. BANK NATIONAL ASSOCIATION., as Documentation Agent and as a Bank
By:	/s/ Ben Lewis
	Name:	Ben Lewis
	Title:	Vice President

BANK OF CHINA, NEW YORK BRANCH., as a Bank
By:	/s/ William Warren Smith
	Name:	William Warren Smith
	Title:	Chief Lending Officer

PNC BANK, NATIONAL ASSOCIATION, as a Bank
By:	/s/ Karen Kennedy
	Name:	Karen Kennedy
	Title:	Vice President

THE BANK OF NOVA SCOTIA, ACTING THROUGH ITS SAN FRANCISCO AGENCY, as a Bank
By:	/s/ Annabella Guo
	Name:	Annabella Guo
	Title:	Director